UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2009

McDERMOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 N. Eldridge Parkway, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (281) 870-5901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On December 7, 2009, McDermott International, Inc. (“McDermott”) announced its plans to separate its two principal operating subsidiaries, The Babcock & Wilcox Company (“B&W”) and J. Ray McDermott, S.A. (“J. Ray”) into two independent, publicly traded companies.  Upon completion of the separation, John A. Fees, Chief Executive Officer of McDermott, will become a member of the B&W Board of Directors.  Stephen M. Johnson, McDermott’s current President and Chief Operating Officer, has been appointed President and Chief Executive Officer of J. Ray, effective January 1, 2010, in connection with the previously announced retirement of Robert A. Deason.  Upon completion of the proposed separation, Mr. Johnson will become the Chief Executive Officer of McDermott, which is expected to be renamed J. Ray. Brandon C. Bethards will continue to serve as B&W’s President and Chief Executive Officer.  Mr. Bethards and Mr. Johnson will join the Board of Directors of B&W and J. Ray, respectively.  A copy of the press releases regarding the proposed separation and Mr. Johnson’s appointment as an officer of J. Ray are attached hereto as Exhibit 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 7.01           Regulation FD Disclosure.

A conference call to discuss the separation was held on December 7, 2009, at 8:30 a.m. EST.  A copy of the presentation from that conference call is attached hereto as Exhibit 99.3, and will also be available for a limited time on our website at www.mcdermott.com under “Investor Relations – Webcasts & Presentations.”

The information furnished pursuant to this Item 7.01, including Exhibit 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly provided by specific reference in such filing.

Item 8.01           Other Events.

          On December 7, 2009, McDermott announced plans to separate its two principal operating subsidiaries into two independent, publicly traded companies.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release dated December 7, 2009

	99.2	Press Release dated December 7, 2009

	99.3	Investor Conference Call Presentation dated December 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

	By:	/s/ Dennis S. Baldwin
Dennis S. Baldwin
Vice President and Chief Accounting Officer

December 7, 2009